EXHIBIT 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, OCTOBER 28, 2004

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

THIRD QUARTER 2004 RESULTS

Third Quarter

Nine Months

2004

2003

2004

2003

Net Income

$ Millions

5,680

3,650

16,910

14,860

$ Per Common Share

Assuming Dilution

0.88

0.55

2.59

2.22

Earnings Excluding Accounting

Change and Other Special Items

$ Millions

6,230

3,650

17,460

12,610

$ Per Common Share

Assuming Dilution

0.96

0.55

2.67

1.88

Total Revenues and

Other Income - $ Millions

76,375

59,841

214,670

180,786

Capital and Exploration

Expenditures - $ Millions

3,634

3,838

10,652

11,165

IRVING, TX, October 28 -- Exxon Mobil Corporation today reported third quarter results.  Net income of $5,680 million ($0.88 per share), after a special charge of $550 million for the Allapattah lawsuit provision, increased $2,030 million from the third quarter of 2003.  Third quarter earnings, excluding the special charge, of $6,230 million ($0.96 per share) were the highest quarter ever.

Revenues and other income for the third quarter of 2004 totaled $76,375 million compared with $59,841 million in 2003.  Capital and exploration expenditures of $3,634 million in the third quarter of 2004 were down $204 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Third quarter earnings, excluding a special item, were a record $6,230 million and improved in all business segments.

"Upstream earnings were $3,929 million, an increase of $1,227 million from third quarter 2003 results reflecting higher average crude and natural gas prices.

"On an oil-equivalent basis, production increased by 1% versus third quarter 2003.  Plans for long-term capacity increases remain on track as reflected by continued high levels of capital spending.

"Downstream earnings were $1,401 million, an increase of $490 million from last year's third quarter reflecting improved worldwide refining conditions partly offset by continued weakness in marketing margins.

"Chemical earnings were a record $1,009 million, and increased $779 million from third quarter 2003 results.  Earnings benefited from higher worldwide margins and record sales volumes.

"ExxonMobil's net income for the first nine months of 2004 was a record $16,910 million, up $2,050 million from 2003, and $17,460 million excluding special items.  Excluding an accounting change and special items in both years, earnings increased by $4,850 million reflecting improvements in all segments of the business.

"In the third quarter, ExxonMobil continued its active investment program, spending $3,634 million on capital and exploration projects, compared with $3,838 million last year, reflecting continued strong levels of upstream spending.

"During the quarter, the corporation acquired 65 million shares at a gross cost of $3,010 million to offset the dilution associated with benefit plans and to reduce common stock outstanding."

Additional comments on earnings by operating segments follow:

Third Quarter 2004 vs. Third Quarter 2003

Upstream earnings were $3,929 million, up $1,227 million from the third quarter of 2003 reflecting higher crude oil and natural gas realizations.

Liquids production of 2,506 kbd (thousands of barrels per day) increased by 1% versus the third quarter of 2003.  Higher production from new fields in West Africa and Norway was partly offset by natural field decline in mature areas, adverse entitlement effects, divestment impacts, and planned maintenance activity.

Third quarter natural gas production increased to 8,428 mcfd (millions of cubic feet per day) from 8,323 mcfd last year.  Higher European volumes, the impact of projects and work programs and an additional LNG train in Qatar were partly offset by natural field decline in mature areas, planned maintenance activity, divestment impacts and adverse entitlement effects.

Earnings from U.S. upstream operations were $1,173 million, up $290 million.  Non-U.S. upstream earnings of $2,756 million were $937 million higher than last year's third quarter.

Downstream earnings, excluding the $550 million special charge, were $1,401 million, an increase of $490 million from the third quarter 2003.  The improved results reflect stronger refining margins and higher refinery throughput from more efficient operations partly offset by weaker marketing margins.  Petroleum product sales were 8,242 kbd, 311 kbd higher than last year's third quarter.

U.S. downstream earnings, excluding the special charge, were $561 million, up $190 million.  Non-U.S. downstream earnings of $840 million were $300 million higher than last year's third quarter.

Chemical earnings were a record $1,009 million and were up $779 million from the same quarter a year ago due to improved margins and increased sales volumes.  Record prime product sales of 7,117 kt (thousands of metric tons) were up 457 kt, reflecting improved demand.

Corporate and financing expenses of $109 million decreased by $84 million mainly due to lower U.S. pension costs and higher interest income.

During the third quarter of 2004, Exxon Mobil Corporation purchased 65 million shares of its common stock for the treasury at a gross cost of $3,010 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,506 million at the end of the second quarter of 2004 to 6,451 million at the end of the third quarter.  Purchases may be made in both the open market and through negotiated transactions.  Purchases may be increased, decreased or discontinued at any time without prior notice.

First Nine Months 2004 vs. First Nine Months 2003

Record net income of $16,910 million ($2.59 per share) for the first nine months of 2004 increased $2,050 million from 2003.  Net income for 2004 included a special charge of $550 million for the Allapattah lawsuit provision.  Net income for the first nine months of 2003 included a $550 million positive impact for the required adoption of FAS 143 relating to accounting for asset retirement obligations and a one-time gain of $1,700 million from the transfer of shares in Ruhrgas AG.  Excluding these special items, earnings for the first nine months of 2004 increased by $4,850 million.

Upstream earnings, excluding special items, of $11,788 million increased $2,255 million from the first nine months of 2003 due to higher liquids and natural gas realizations and increased production.

Liquids production of 2,574 kbd increased by 3% versus the first nine months of 2003.  Higher production in West Africa and Norway, was partly offset by natural field decline in mature areas, adverse entitlement effects and divestment impacts.

Natural gas production of 9,640 mcfd, decreased 230 mcfd from 2003.  Natural field decline in mature areas, adverse entitlement effects and divestment impacts were partly offset by the start-up of an additional LNG train in Qatar and by projects and work programs.

On an oil-equivalent basis, production increased by 1% from the first nine months of last year.  Excluding divestment and entitlement effects, production increased by 4%.

Earnings from U.S. upstream operations for the first nine months of 2004 were $3,564 million, an increase of $515 million.  Earnings outside the U.S. were $8,224 million, $1,740 million higher than last year.

Downstream earnings, excluding the $550 million special charge in 2004, were $3,912 million, an increase of $1,132 million from the first nine months of 2003 reflecting stronger worldwide refining margins and higher refinery throughput partly offset by weak marketing margins.  Petroleum product sales of 8,131 kbd compared with 7,862 kbd in the first nine months of 2003.

U.S. downstream earnings, excluding the special charge, were $1,860 million, up $896 million.  Non-U.S. downstream earnings of $2,052 million were $236 million higher than last year.

Chemical earnings of $2,180 million were up $1,224 million from the first nine months of 2003 due to improved margins, higher volumes and favorable foreign exchange effects.  Prime product sales were 20,839 kt, up 5%, reflecting higher demand.

Corporate and financing expenses of $420 million decreased by $239 million mainly due to lower U.S. pension costs and lower net interest expense.

During the first nine months of 2004, Exxon Mobil Corporation purchased 157 million shares of its common stock for the treasury at a gross cost of $6,910 million.

These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on October 28, 2004.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry or long-term oil or gas prices; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2003 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the third quarter press release includes both net income and earnings excluding a required accounting change and special items. There was a special item and a required accounting change reported in the first quarter of 2003 and a special item reported in the third quarter of 2004.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2003 Form 10-K and is also available through our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

THIRD QUARTER 2004

 (millions of dollars, except per share amounts)

Third Quarter

Nine Months

2004

2003

2004

2003

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

76,375

59,841

214,670

180,786

Total costs and other deductions

66,841

53,879

186,694

158,198

Income before income taxes

$9,534

$5,962

$27,976

$22,588

Income taxes

3,854

2,312

11,066

8,278

Income before accounting change

$5,680

$3,650

$16,910

$14,310

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$5,680

$3,650

$16,910

$14,860

Net income per common share (dollars)

Income before accounting change

0.88

0.55

2.60

2.15

Accounting change

0.00

0.00

0.00

0.08

Net income

$0.88

$0.55

$2.60

$2.23

Net income per common share

 - assuming dilution (dollars)

Income before accounting change

0.88

0.55

2.59

2.14

Accounting change

0.00

0.00

0.00

0.08

Net income

$0.88

$0.55

$2.59

$2.22

OTHER FINANCIAL DATA

Dividends on common stock

$1,753

$1,658

$5,158

$4,866

Per common share

$0.27

$0.25

$0.79

$0.73

Millions of common shares outstanding

At September 30

6,451

6,610

Average

6,464

6,619

6,505

6,653

Average - assuming dilution

6,508

6,652

6,542

6,683

Shareholders' equity at September 30

$95,442

$83,764

Capital employed at September 30

$107,638

$96,527

Income taxes

3,854

2,312

11,066

8,278

Excise taxes

7,045

5,900

19,975

17,627

All other taxes

10,791

10,207

32,186

29,381

Total taxes

$21,690

$18,419

$63,227

$55,286

ExxonMobil's share of income taxes

of equity companies

$246

$152

$886

$662

ATTACHMENT II

EXXON MOBIL CORPORATION

THIRD QUARTER 2004

 (millions of dollars)

Third Quarter

Nine Months

2004

2003

2004

2003

FUNCTIONAL EARNINGS

Net Income (U.S. GAAP)

Upstream

United States

1,173

883

3,564

3,049

Non-U.S.

2,756

1,819

8,224

8,184

Downstream

United States

11

371

1,310

964

Non-U.S.

840

540

2,052

1,816

Chemical

United States

329

25

595

169

Non-U.S.

680

205

1,585

787

Corporate and financing

(109)

(193)

(420)

(659)

Income before accounting change

5,680

3,650

16,910

14,310

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$5,680

$3,650

$16,910

$14,860

Accounting Change and Other Special Items

Upstream

Non-U.S.

0

0

0

1,700

Downstream

U.S.

(550)

0

(550)

0

Accounting change

0

0

0

550

Corporate total

($550)

$0

($550)

$2,250

Earnings Excluding Accounting Change and Other Special Items

Upstream

United States

1,173

883

3,564

3,049

Non-U.S.

2,756

1,819

8,224

6,484

Downstream

United States

561

371

1,860

964

Non-U.S.

840

540

2,052

1,816

Chemical

United States

329

25

595

169

Non-U.S.

680

205

1,585

787

Corporate and financing

(109)

(193)

(420)

(659)

Corporate total

$6,230

$3,650

$17,460

$12,610

ATTACHMENT III

EXXON MOBIL CORPORATION

THIRD QUARTER 2004

Third Quarter

Nine Months

2004

2003

2004

2003

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

523

595

565

610

Canada

339

370

354

363

Europe

555

541

590

575

Asia-Pacific

204

241

206

238

Africa

589

456

558

423

Other Non-U.S.

296

282

301

280

Worldwide

2,506

2,485

2,574

2,489

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

1,877

2,179

1,980

2,316

Canada

954

943

979

927

Europe

3,283

2,711

4,339

4,172

Asia-Pacific

1,516

1,860

1,565

1,834

Other Non-U.S.

798

630

777

621

Worldwide

8,428

8,323

9,640

9,870

Oil-equivalent production (koebd)*

3,911

3,872

4,181

4,134

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

THIRD QUARTER 2004

Third Quarter

Nine Months

2004

2003

2004

2003

Petroleum product sales (kbd)

United States

2,869

2,722

2,831

2,668

Canada

619

591

606

595

Europe

2,156

2,092

2,130

2,048

Asia-Pacific

1,695

1,637

1,669

1,669

Other Non-U.S.

903

889

895

882

Worldwide

8,242

7,931

8,131

7,862

Gasolines, naphthas

3,363

3,308

3,274

3,203

Heating oils, kerosene, diesel

2,446

2,360

2,485

2,387

Aviation fuels

731

672

690

658

Heavy fuels

655

622

650

628

Specialty products

1,047

969

1,032

986

Total

8,242

7,931

8,131

7,862

Refinery throughput (kbd)

United States

1,885

1,850

1,840

1,783

Canada

481

451

467

452

Europe

1,663

1,598

1,650

1,546

Asia-Pacific

1,473

1,364

1,400

1,405

Other Non-U.S.

307

292

309

293

Worldwide

5,809

5,555

5,666

5,479

Chemical product revenue

($ millions)

United States

$3,782

$2,630

$10,186

$7,715

Non-U.S.

$5,581

$3,594

$14,805

$11,054

Worldwide

$9,363

$6,224

$24,991

$18,769

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,922

2,664

8,650

8,023

Non-U.S.

4,195

3,996

12,189

11,852

Worldwide

7,117

6,660

20,839

19,875

ATTACHMENT IV

EXXON MOBIL CORPORATION

THIRD QUARTER 2004

(millions of dollars)

Third Quarter

Nine Months

2004

2003

2004

2003

Capital and Exploration Expenditures

Upstream

United States

483

539

1,402

1,554

Non-U.S.

2,394

2,440

7,019

7,130

Total

2,877

2,979

8,421

8,684

Downstream

United States

202

312

600

953

Non-U.S.

398

356

1,134

1,009

Total

600

668

1,734

1,962

Chemical

United States

68

88

183

239

Non-U.S.

86

95

251

246

Total

154

183

434

485

Other

3

8

63

34

Worldwide

$3,634

$3,838

$10,652

$11,165

Exploration expenses charged to income

included above

Consolidated affiliates

United States

66

38

151

112

Non-U.S.

328

184

623

429

Equity companies - ExxonMobil share

United States

0

0

0

1

Non-U.S.

7

3

11

19

Worldwide

$401

$225

$785

$561

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83

-

Second Quarter

5,790

0.89

-

Third Quarter

5,680

0.88